Revenue From Contracts With Customers	9 Months Ended
Sep. 30, 2020
Revenue from Contract with Customer [Abstract]
Revenue From Contracts With Customers
5.	Revenue from contracts with customers

Disaggregated revenue

The following table presents the Company’s revenues disaggregated into categories based on the nature of such revenues (in thousands):

	Three Months Ended September 30		Nine months ended September 30
	2020	2019	2020	2019
Subscriptions	$53,433	$-	$92,945	$-
Advertisements	7,520	-	11,843	-
Software licenses, net – Nexway eCommerce Solutions	-	5,834	7,295	5,834
Other	249	-	586	-
Total revenue	$61,202	$5,834	$112,669	$5,834

Contract balances

There were no losses recognized related to any receivables arising from the Company’s contracts with customers for the three and nine months ended September 30, 2020 and 2019.

For the three and nine months ended September 30, 2020 and 2019, the Company did not recognize material bad-debt expense and there were no material contract assets recorded on the accompanying condensed consolidated balance sheet as of September 30, 2020 and December 31, 2019.

The contract liabilities primarily relate to upfront payments and consideration received from customers for subscription services. As of September 30, 2020, the Company’s contract liabilities totaled approximately $15.4 million and are recorded as deferred revenue on the accompanying condensed consolidated balance sheet. There were no contract liabilities recorded as of December 31, 2019.

Transaction price allocated to remaining performance obligations

The Company does not disclose the transaction price allocated to remaining performance obligations since subscription and advertising contracts have an original expected term of one year or less